DEF 14A

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

AMERICAN FINANCIAL GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

TO VOTE BY TELEPHONE

Call TOLL-FREE using a Touch-Tone Phone

1-877-298-0570

(Cincinnati area use 579-6707)

Follow these easy steps:

  Review the accompanying Proxy Statement and Proxy Form and have them nearby when calling.
  Call the Toll Free number 1-877-298-0570 or the Cincinnati area local number 579-6707.
  Enter the 6 digit Proxy Number located in the gray shaded area above the list of proposals on the proxy form.
  Enter the 6 digit PIN Number located in the same gray shaded area, just below the Proxy Number.
  Follow the recorded instructions.

Telephone voting is available Monday - Friday, 8:00 a.m. to 10:30 p.m. Eastern Time and Saturday 8:00 a.m. to 4:30 p.m. Eastern Time.

Telephone voting will close at 9:00 a.m. Eastern Time on the meeting date.